Exhibit 10.4

Execution Copy

AMENDMENT NO. 1 TO NOTE PURCHASE AND SECURITY AGREEMENT

This AMENDMENT NO. 1, is made as of January 14, 2011 (this “Amendment”), to the Note Purchase Agreement (as defined below), by and among TOWN CENTER FUNDING I, a statutory trust duly organized under the laws of the State of Delaware, as the trust (the “Trust”), SALLIE MAE, INC., a Delaware corporation, as administrator (the “Administrator”), THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as the eligible lender trustee (the “Eligible Lender Trustee”), J.P. MORGAN SECURITIES LLC (formerly known as J.P. Morgan Securities Inc.) and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor by merger to Banc of America Securities LLC), as lead arrangers (the “Lead Arrangers”), the CONDUIT LENDERS, the ALTERNATE LENDERS and the LIBOR LENDERS party hereto, JPMORGAN CHASE BANK, N.A., a national banking association, BANK OF AMERICA, N.A., a national banking association, BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, THE ROYAL BANK OF SCOTLAND PLC, a bank organized under the laws of Scotland, DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, ALPINE SECURITIZATION CORPORATION, a Delaware corporation, and ROYAL BANK OF CANADA, a Canadian chartered bank acting through its New York Branch, each as agent on behalf of its related LIBOR Lender and/or its related Conduit Lenders, Alternate Lenders and Program Support Providers (collectively, the “Managing Agents”), JPMORGAN CHASE BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as the administrative agent for the Conduit Lenders, Alternate Lenders, LIBOR Lenders and Managing Agents (in such capacity, the “Administrative Agent”). Capitalized terms, unless otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Trust, the Administrator, the Eligible Lender Trustee, the Lead Arrangers, the Conduit Lenders, the Alternate Lenders, the LIBOR Lenders, the Managing Agents, the Administrative Agent and the Syndication Agent are parties to that certain Note Purchase and Security Agreement, dated as of January 15, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”) and the parties hereto wish to amend the Note Purchase Agreement on the terms, and subject to the conditions, set forth below; and

WHEREAS, this Amendment is being executed and delivered pursuant to and in accordance with Section 10.01 of the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.01. Amendment of Definitions.

(a) The definition of “Administrative Agent and Syndication Agent Fee Letter” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Administrative Agent and Syndication Agent Fee Letter” means the Amended and Restated Administrative Agent and Syndication Agent Fee Letter, dated as of January 14, 2011, among the Trust, the Administrative Agent and the Syndication Agent.

(b) The definition of “Amendment No. 1 Effective Date” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“Amendment No. 1 Effective Date” means January 14, 2011.

(c) The definition of “Amendment No. 1 Initial Pool” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“Amendment No. 1 Initial Pool” means the pool of FFELP Loans owned by the Trust immediately prior to the Amendment No. 1 Effective Date as identified by the Administrator to the Administrative Agent and the Managing Agents on the Amendment No. 1 Effective Date.

(d) The definition of “Borrower Benefit Amount” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Borrower Benefit Amount” means the sum of:

(a) expected net present value of the product of (1) the sum of (A) the excess of (x) the weighted average interest rate reduction as described in clause (i) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.075%, and (B) the excess of (x) the weighted average interest rate reduction as described in clause (i) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.250%, and (2) the aggregate Principal Balance of all Eligible FFELP Loans sold to the Trust on such Advance Date;

(b) expected net present value of the product of (1) the sum of (A) the weighted average rebate as described in clause (ii) of the definition of Borrower Benefit Programs relating to all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, and (B) the excess of (x) the weighted average rebate as described in clause (ii) of the definition of Borrower Benefit Programs relating to all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.200%; and (2) the aggregate original loan amount of all Eligible FFELP Loans sold to the Trust on such Advance Date; and

(c) expected net present value of the product of (1) the sum of (A) the excess of (x) the weighted average interest rate reduction as described in clause (iii) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.010%, and (B) the excess of (x) the weighted average interest rate reduction as described in clause (iii) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.200%; and (2) the aggregate Principal Balance of all Eligible FFELP Loans sold to the Trust on such Advance Date.

(e) The definition of “Capitalized Interest Account Specified Balance” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Capitalized Interest Account Specified Balance” means, as of any date of determination, the sum of (i) for each Eligible FFELP Loan that is a Trust Student Loan included in the Amendment No. 1 Initial Pool, the product of 3.15% multiplied by the Principal Balance thereof as of such date of determination, and (ii) for each Eligible FFELP Loan that becomes a Trust Student Loan and is not included in the Amendment No. 1 Initial Pool, the product of 5.90% multiplied by the Principal Balance thereof as of such date of determination.

(f) The definition of “Cavalier Omnibus Waiver and Consent and Guaranty” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“Cavalier Omnibus Waiver and Consent and Guaranty” means the Omnibus Waiver and Consent and Guaranty, dated as of January 14, 2011, among SLM Education Credit Finance Corporation, SLM Corporation and Sallie Mae, Inc., in favor of Bank of America, N.A., as administrative agent, relating to Cavalier Funding 1 LLC.

(g) The definition of “Co-Valuation Agents” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Co-Valuation Agents” means J.P. Morgan Securities LLC (formerly known as J.P. Morgan Securities Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC) and Barclays Bank PLC, or any other entity appointed as successor Co-Valuation Agent pursuant to the Valuation Agent Agreement.

(h) Clause (c) of the definition of “Eligible FFELP Loan” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

(c) (i) such Student Loan is a Stafford Loan, an SLS Loan, a PLUS Loan, a Consolidation Loan originated prior to October 1, 2007, or a Post-Legislation Consolidation Loan so long as such Post-Legislation Consolidation Loan is owned as of the Amendment No. 1 Effective Date by SLM Corporation or one of its direct or indirect subsidiaries, and (ii) the Obligor thereof was an Eligible Obligor at the time such Student Loan was originated;

(i) The definition of “Eligible Lender Trustee Agreements” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“Eligible Lender Trustee Agreements” means (i) the VL Funding Eligible Lender Trustee Agreement, dated as of April 24, 2009, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of VL Funding LLC, and VL Funding LLC, (ii) the VK Funding Eligible Lender Trustee Agreement, dated as of April 16, 2010, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of VK Funding LLC, and VK Funding LLC, and (iii) the Cavalier Funding 1 LLC Eligible Lender Trustee Agreement, dated as of January 14, 2011, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of Cavalier Funding 1 LLC, and Cavalier Funding 1 LLC.

(j) The definition of “Lead Arrangers” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Lead Arrangers” means J.P. Morgan Securities LLC (formerly known as J.P. Morgan Securities Inc.) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC).

(k) The definition of “Lenders Fee Letter” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Lenders Fee Letter” means the Amended and Restated Lenders Fee Letter, dated as of January 14, 2011, among the Trust and the Managing Agents from time to time party thereto.

(l) The definition of “Liquidity Expiration Date” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Liquidity Expiration Date” means January 13, 2012, or if such date is extended pursuant to Section 2.16(a), the date to which it is so extended.

(m) The definition of “Maximum Financing Amount” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Maximum Financing Amount” means at any time on or after (i) the Amendment No. 1 Effective Date and prior to January 13, 2012, $2,500,000,000, (ii) January 13, 2012 and prior to January 11, 2013, $1,666,666,666.67, and (iii) January 11, 2013, $833,333,333.33, as such amount may be adjusted from time to time pursuant to Sections 2.03 and 2.21.

(n) The definition of “Non-Rated Lender” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Non-Rated Lender” means, as of any date of determination, any Alternate Lender, LIBOR Lender or Committed Conduit Lender which does not satisfy any of the following: (i) has a short-term unsecured indebtedness rating of at least “A-1” by S&P, if S&P is then a Rating Agency in respect of the Class A Notes, and “Prime-1” by Moody’s, if Moody’s is then a Rating Agency in respect of the Class A Notes, (ii) has a Lender Guarantor which has a short-term unsecured indebtedness rating of at least “A-1” by S&P, if S&P is then a Rating Agency in respect of the Class A Notes, and “Prime-1” by Moody’s, if Moody’s is then a Rating Agency in respect of the Class A Notes, or (iii) has a Qualified Program Support Provider.

(o) The definition of “Omnibus Amendment and Reaffirmation” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Omnibus Amendment and Reaffirmation” means the Amended and Restated Omnibus Amendment and Reaffirmation dated as of January 14, 2011, among the Trust, the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Depositor, the Master Depositor, each Seller, Sallie Mae, Inc., SLM Corporation and the Administrative Agent.

(p) The definition of “Post-Legislation Consolidation Loan” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“Post-Legislation Consolidation Loan” means a Consolidation Loan originated on or after October 1, 2007.

(q) The definition of “Qualified Program Support Provider” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Qualified Program Support Provider” means, with respect to a Committed Conduit Lender, any Program Support Provider to such Conduit Lender which has a Program Support Agreement in a form acceptable to the Rating Agencies and has a short-term unsecured indebtedness rating of at least “A-1” by S&P, if S&P is then a Rating Agency in respect of the Class A Notes, and “Prime-1” by Moody’s, if Moody’s is then a Rating Agency in respect of the Class A Notes.

(r) The definition of “Rating Agencies” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Rating Agencies” means (x) with respect to the CP of any Conduit Lender, each of Moody’s, S&P and Fitch, to the extent it is then rating such CP at the request of such Conduit Lender, and (y) otherwise, any one of Moody’s or S&P, whichever is then rating the Class A Notes at the request of the Administrator.

(s) The definition of “Required Ratings” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Required Ratings” means, with respect to the Class A Notes, “Aaa” by Moody’s or “AAA” by S&P.

(t) The definition of “Scheduled Maturity Date” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Scheduled Maturity Date” means January 10, 2014, or if such date is extended pursuant to Section 2.16(b), the date to which it is so extended.

(u) The definition of “S&P” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

(v) The definition of “Seller Interim Trust Agreements” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Seller Interim Trust Agreements” means (i) the interim trust agreement, dated February 29, 2008, between the Interim Eligible Lender Trustee and VG Funding, LLC, and (ii) the interim trust agreement, dated February 29, 2008, between the Interim Eligible Lender Trustee and Phoenix Fundings LLC.

(w) The definition of “Sellers” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Sellers” means one or more of SLM Education Credit Finance Corporation, VG Funding, LLC, VL Funding LLC, Mustang Funding I, LLC, Mustang Funding II, LLC, Phoenix Fundings LLC, VK Funding LLC, Cavalier Funding 1 LLC and the Related SPE Sellers, and such other subsidiaries of SLM Corporation as may be agreed upon by the Required Managing Agents (provided, however, that if a proposed seller is a special purpose subsidiary of SLM Corporation for which the Master Servicer is responsible for any repurchase obligations, only the consent of the Administrative Agent shall be required) and with respect to which the requirements of Section 4.04 have been satisfied.

(x) The definition of “Side Letter” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Side Letter” means the Amended and Restated Side Letter, dated as of January 14, 2011, among the Trust, the Administrator, the Administrative Agent, the Managing Agents, the Eligible Lender Trustee and certain other financial institutions party thereto.

(y) The definition of “Subservicer” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Subservicer” means, on the Amendment No. 1 Effective Date, Great Lakes Educational Loan Services, Inc., ACS Education Services, Inc., Education Loan Servicing Corporation, doing business as Xpress Loan Servicing, Pennsylvania Higher Education Assistance Agency, Citibank (South Dakota), N.A., Nelnet Inc., and, thereafter, in addition, any subservicer appointed by the Master Servicer pursuant to the Servicing Agreement of the Master Servicer.

(z) The definition of “Transaction Documents” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Transaction Documents” means, collectively, this Agreement, the Trust Agreement, the Administration Agreement, each Servicing Agreement, each Purchase Agreement, the Conveyance Agreement, the Sale Agreement, the Tri-Party Transfer Agreement, each Permitted SPE Sale Agreement, all Guarantee Agreements, each Interim Trust Agreement, each Eligible Lender Trustee Agreement, the Valuation Agent Agreement, the Guaranty and Pledge Agreement, the Indemnity Agreement, the Revolving Credit Agreement, the Power of Attorney, the Fee Letters, the Side Letter, the Omnibus Waiver and Consent, the VK Omnibus Waiver and Consent and Guaranty, the Cavalier Omnibus Waiver and Consent and Guaranty, the SLM Guaranty, the Omnibus Amendment and Reaffirmation, and all other instruments, fee letters, documents and agreements executed in connection with any of the foregoing.

(aa) The definition of “Valuation Agent Agreement” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Valuation Agent Agreement” means the Amended and Restated Valuation Agent Agreement, dated as of January 15, 2010, among the Trust, the Administrator, the Administrative Agent and the Co-Valuation Agents.

(bb) The definition of “Valuation Agent Fee Letter” in Section 1.01 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

“Valuation Agent Fee Letter” means the Amended and Restated Valuation Agent Fee Letter, dated as of January 14, 2011, among the Trust and the Co-Valuation Agents, setting forth the Co-Valuation Agents Fees.

(cc) The definition of “VK Omnibus Waiver and Consent and Guaranty” is hereby added to Section 1.01 of the Note Purchase Agreement in alphabetical order as follows:

“VK Omnibus Waiver and Consent and Guaranty” means the Amended and Restated Omnibus Waiver and Consent and Guaranty relating to VK Funding LLC, dated as of January 14, 2011, among SLM Education Credit Finance Corporation, SLM Corporation and Sallie Mae, Inc., in favor of Bank of America, N.A., as administrative agent.

SECTION 1.02. Amendment of Section 2.15(a)(I).

Section 2.15(a)(I) of the Note Purchase Agreement is hereby amended by deleting the words “Affected Entity” and substituting the words “Affected Party” in lieu thereof.

SECTION 1.03. Amendment of Section 4.02(c).

Section 4.02(c) of the Note Purchase Agreement is hereby deleted in its entirety.

SECTION 1.04. Amendment of Section 6.01(c)(ii)(D).

Section 6.01(c)(ii)(D) of the Note Purchase Agreement is hereby replaced in its entirety as follows:

(D) not inconsistent with the factual assumptions set forth in (1) the opinion letter issued as of the Closing Date by Bingham McCutchen LLP to the Secured Creditors, (2) the opinion letter issued as of April 16, 2010 by Bingham McCutchen LLP to the Secured Creditors or (3) the opinion letter issued as of the Amendment No. 1 Effective Date by Bingham McCutchen LLP to the Secured Creditors, each relating to the issues of substantive consolidation.

SECTION 1.05. Amendment of Section 6.30. Section 6.30 of the Note Purchase Agreement is hereby replaced in its entirety as follows:

Section 6.30 Releases. Each time that an aggregate Principal Balance of Trust Student Loans (that are owned by the Trust and the Related SPE Trusts on the Amendment No. 1 Effective Date) that are or have been transferred pursuant to one or more Permitted Releases by the Trust and/or the Related SPE Trusts exceeds $630,000,000, the Administrator on behalf of the Trust shall provide each Rating Agency such information that they may reasonably require ten (10) Business Days prior to the Permitted Release and obtain a ratings affirmation letter from each Rating Agency as soon as practicable thereafter; provided, however, that no letter need be obtained if at such time a Rating Agency does not require that its rating be reaffirmed. For the avoidance of doubt, any Trust Student Loan included in the calculation of a $630,000,000 threshold shall not be included in future calculations for determining the date upon which an additional ratings affirmation letter may need to be obtained.

SECTION 1.06. Amendment of Section 7.02.

(a) Section 7.02(s) of the Note Purchase Agreement is hereby replaced in its entirety as follows:

(s) the Class A Notes shall have none of the Required Ratings;

(b) Section 7.02(t) of the Note Purchase Agreement is hereby amended by replacing the period (“.”) appearing at the end of such Section with “; or”.

(c) Section 7.02(u) is hereby added to the Note Purchase Agreement immediately following Section 7.02(t) as follows:

(u) (1) SLM Education Credit Finance Corporation shall fail to comply with clause (u) of Section 10.01(a) in connection with the amendment, alteration, change or deletion of the definition of “Independent Manager” or any of the “Special Purpose Provisions” (each as defined in the related organizational document), or (2) any Person shall be appointed as an “Independent Manager” (as defined in the related organizational document) of the Depositor other than in strict compliance with the requirements therefor set forth in the Depositor’s Amended and Restated Limited Liability Company Operating Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

SECTION 1.07. Amendment of Article IX. Article IX of the Note Purchase Agreement is hereby amended by inserting a new Section 9.11 in numerical order as follows:

Section 9.11 Compliance with Rule 17g-5. Each of the Lenders, the Managing Agents, the Lead Arrangers, the Syndication Agent, the Co-Valuation Agents and the Administrative Agent agrees that (i) each such Person shall be responsible for its own compliance with Rule 17g-5 promulgated by the U.S. Securities and Exchange Commission, including, without limitation, any requirement to provide information regarding any CP to any Rating Agency or any other nationally recognized statistical rating organization, and (ii) neither this Agreement nor any other Transaction Document shall constitute a contract by or with any other party hereto or its Affiliates to provide information to a nationally recognized statistical rating organization on behalf of any such Person or its Affiliates.

SECTION 1.08. Amendment of Section 10.12(a).

(a) Section 10.12(a)(vi) of the Note Purchase Agreement is hereby replaced in its entirety as follows:

(vi) to any Rating Agency rating the Class A Notes, the CP of the Conduit Lenders or rating SLM Corporation, or any nationally recognized statistical rating organization in connection with any Conduit Lender’s compliance with Rule 17g-5 promulgated by the U.S. Securities and Exchange Commission;

(b) Section 10.12(a)(vii) of the Note Purchase Agreement is hereby relabeled Section 10.12(a)(viii) and the following Section 10.12(a)(vii) is inserted in numerical order:

(vii) to any administrative agent, sub-administrative agent, administrator, sub-administrator, administrative trustee, sub-administrative trustee or any entity serving in a similar capacity for any Conduit Lender; and

SECTION 1.09. Amendment of Exhibit A.

Exhibit A to the Note Purchase Agreement is hereby restated in its entirety as set forth on Exhibit A to this Amendment (it being understood that any Person previously party to the Note Purchase Agreement or previously party thereto in a particular capacity that is not listed on such

Exhibit A or is not listed therein in such capacity shall cease to be a party to the Note Purchase Agreement or cease to be a party thereto in such capacity, as applicable, from and after the date hereof).

SECTION 1.10. Amendment of Exhibit M.

Exhibit M to the Note Purchase Agreement is hereby restated in its entirety as set forth on Exhibit M to this Amendment.

ARTICLE II

WAIVERS

SECTION 2.01. Applicability of Section 2.16(b). The parties hereto do hereby agree that the notice period requirements set forth in Section 2.16(b) of the Note Purchase Agreement shall not apply to the amendment of the definition of “Scheduled Maturity Date” as set forth in Section 1.01 of this Amendment.

SECTION 2.02. Applicability of Section 10.01(a). The parties hereto do hereby agree that the Rating Agency Condition requirement with respect to the Class A Notes set forth in Section 10.01(a) of the Note Purchase Agreement shall be satisfied with respect to the amendments specified herein in respect of the Class A Notes upon receipt of a statement in writing from Moody’s that the amendments specified herein will not result in a withdrawal or reduction of the ratings of the Class A Notes. For the avoidance of doubt, the satisfaction of the Rating Agency Condition with respect to the amendments specified herein shall apply with respect to the CP of each Conduit Lender on the terms specified in the definition of “Rating Agency Condition” as set forth in the Note Purchase Agreement.

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following conditions precedent (and each party, by the execution hereof and delivery of its signature hereto, hereby acknowledges that all such conditions precedent have been satisfied or waived):

(a) execution and delivery of this Amendment by all parties hereto;

(b) satisfaction of the Rating Agency Condition (subject to Section 2.02 above);

(c) receipt by each Managing Agent, in immediately available funds, of its share of the Consent Fee on the date hereof in accordance with the terms of, and as defined in, the Lenders Fee Letter (after giving effect to the amendment and restatement thereof on the date hereof) and all others fees and expenses due and payable to such Managing Agent or any of the Lenders in its Facility Group on or prior to the date hereof, in the case of expenses, to the extent invoiced as of the Business Day prior to date hereof;

(d) receipt by each of the Lead Arrangers, the Co-Valuation Agents, the Administrative Agent, the Syndication Agent and the Eligible Lender Trustee, in immediately available funds, of all fees and expenses due and payable to each such Person on or prior to the date hereof, in the case of expenses, to the extent invoiced as of the Business Day prior to date hereof;

(e) receipt by the Administrative Agent and each Managing Agent, in form and substance satisfactory to the Administrative Agent and each such Managing Agent, of each of the items listed on Schedule I hereto;

(f) the Managing Agents having completed satisfactory legal due diligence in respect of the Trust and SLM Corporation and its Affiliates; and

(g) receipt by the Administrative Agent of satisfactory evidence that the other FFELP Loan Facilities have been amended on terms substantially similar to those set forth in this Amendment.

SECTION 3.02. Representations and Warranties. The Administrator (on behalf of the Trust) makes the following representations and warranties for the benefit of the Administrative Agent and the Secured Creditors as of the date of this Amendment: (i) each of the representations and warranties contained in the Note Purchase Agreement is true and correct and (ii) no Amortization Event, Termination Event, Servicer Default or, to the best of the Trust’s or the Administrator’s knowledge, Potential Termination Event has occurred and is continuing after giving effect to this Amendment.

SECTION 3.03. Transaction Documents. On and after the date hereof, any reference to the Note Purchase Agreement in any Transaction Document shall be deemed to refer to the Note Purchase Agreement as amended by this Amendment and each of the parties hereto agrees that, for all purposes, this Amendment shall constitute a “Transaction Document” under and as defined in the Note Purchase Agreement.

SECTION 3.04. No Course of Dealing. The Administrative Agent, the Conduit Lenders, the LIBOR Lenders, the Alternate Lenders and the Managing Agents have entered into this Amendment on the express understanding with the Trust and the Administrator that in entering into this Amendment, the Administrative Agent, the Conduit Lenders, the LIBOR Lenders, the Alternate Lenders and the Managing Agents are not establishing any course of dealing with the Trust or the Administrator. Other than as amended or modified by the terms of this Amendment, the Administrative Agent’s, the Conduit Lenders’, the LIBOR Lenders’, the Alternate Lenders’ and the Managing Agents’ rights to require strict performance with all other terms and conditions of the Note Purchase Agreement and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Administrative Agent, the Conduit Lenders, the LIBOR Lenders, the Alternate Lenders and the Managing Agents shall be obligated in any manner to execute any further amendments or waivers in the future.

SECTION 3.05. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and are hereby ratified and confirmed.

SECTION 3.06. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 3.07. Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 3.08. Expense Provisions Apply. For the avoidance of doubt, Section 10.08 of the Note Purchase Agreement shall apply in respect of this Amendment.

SECTION 3.09. Eligible Lender Trustee.

(a) The parties hereto agree that the Eligible Lender Trustee shall be afforded all of the rights, immunities and privileges afforded to the Eligible Lender Trustee under the Trust Agreement in connection with its execution of this Amendment.

(b) Notwithstanding the foregoing, none of the Secured Creditors shall have recourse to the assets of the Eligible Lender Trustee in its individual capacity in respect of the obligations of the Trust. The parties hereto acknowledge and agree that The Bank of New York Mellon Trust Company, National Association and any successor eligible lender trustee is entering into this Amendment solely in its capacity as Eligible Lender Trustee, and not in its individual capacity, and in no case shall The Bank of New York Mellon Trust Company, National Association (or any person acting as successor eligible lender trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Trust, all such liability, if any, being expressly waived by the parties hereto, any person claiming by, through, or under any such party.

SECTION 3.10. Consents.

(a) Each of the Secured Creditors party hereto agrees to the terms of, and authorizes the Administrative Agent to execute on its behalf, the amendment and restatement of that certain Omnibus Waiver and Consent and Guaranty dated as of April 16, 2010, in the form attached hereto as Exhibit B-1, and the amendment and restatement of that certain Omnibus Amendment and Reaffirmation dated as of January 15, 2010, in the form attached hereto as Exhibit B-2.

(b) Each of the Managing Agents and the Administrative Agent hereby consents to the amendment and restatement of the Depositor’s Limited Liability Company Operating Agreement on the terms set forth in the form of Amended and Restated Limited Liability Company Operating Agreement attached hereto as Exhibit C.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

TOWN CENTER FUNDING I

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of January 15, 2010 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
Name: Michael G. Ruppel
Title: Vice President

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of January 15, 2010 by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
Name: Michael G. Ruppel
Title: Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

THE ADMINISTRATOR:

SALLIE MAE, INC.

By:	/s/ Stephen O’Connell
Name: Stephen O’Connell
Title: Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

BANK OF AMERICA, N.A., as securities intermediary and depositary bank with respect to the Trust Accounts

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

LEAD ARRANGER:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor by merger to Banc of America Securities LLC)

By:	/s/ Jeffrey K. Fricano
	Name:	Jeffrey K. Fricano
	Title:	Director

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

BANK OF AMERICA FACILITY GROUP:

MANAGING AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

LIBOR LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

THE SYNDICATION AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

LEAD ARRANGER:

J.P. MORGAN SECURITIES LLC (formerly known as J.P. Morgan Securities Inc.)

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

JPMORGAN FACILITY GROUP:

CONDUIT LENDERS:

CHARIOT FUNDING LLC

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

JUPITER SECURITIZATION COMPANY LLC (as successor by merger to JS Siloed Trust and Park Avenue Receivables Company, LLC)

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

MANAGING AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

ALTERNATE LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Scott T. Cornelis
	Name:	Scott T. Cornelis
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

BARCLAYS FACILITY GROUP:

COMMITTED CONDUIT LENDERS:

SHEFFIELD RECEIVABLES CORPORATION

By: BARCLAYS BANK PLC, as attorney-in-fact

By:	/s/ David Mira
	Name:	David Mira
	Title:	Associate Director

SALISBURY RECEIVABLES COMPANY LLC

By: BARCLAYS BANK PLC, as attorney-in-fact

By:	/s/ David Mira
	Name:	David Mira
	Title:	Associate Director

MANAGING AGENT:

BARCLAYS BANK PLC

By:	/s/ Jeffrey Goldberg
	Name:	Jeffrey Goldberg
	Title:	Director

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

RBS FACILITY GROUP:

CONDUIT LENDERS:

AMSTERDAM FUNDING CORPORATION

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

WINDMILL FUNDING CORPORATION

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

MANAGING AGENT:

THE ROYAL BANK OF SCOTLAND PLC
By: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

ALTERNATE LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By: RBS Securities Inc., as agent

By:	/s/ Michael Zappaterrini
	Name:	Michael Zappaterrini
	Title:	Managing Director

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

DEUTSCHE BANK FACILITY GROUP:

CONDUIT LENDER:

GEMINI SECURITIZATION CORP., LLC

By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

MANAGING AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Joseph J. Lau
	Name:	Joseph J. Lau
	Title:	Director

By:	/s/ Chawey Wu
	Name:	Chawey Wu
	Title:	Vice President

ALTERNATE LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Joseph J. Lau
	Name:	Joseph J. Lau
	Title:	Director

By:	/s/ Chawey Wu
	Name:	Chawey Wu
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

CREDIT SUISSE FACILITY GROUP:

CONDUIT LENDER:

ALPINE SECURITIZATION CORPORATION

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

By:	/s/ Fred Mastromarino
	Name:	Fred Mastromarino
	Title:	Vice President

MANAGING AGENT:

ALPINE SECURITIZATION CORPORATION

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

By:	/s/ Fred Mastromarino
	Name:	Fred Mastromarino
	Title:	Vice President

ALTERNATE LENDER:

CREDIT SUISSE, NEW YORK BRANCH

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

By:	/s/ Fred Mastromarino
	Name:	Fred Mastromarino
	Title:	Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

RBC FACILITY GROUP:

CONDUIT LENDERS:

OLD LINE FUNDING, LLC
By: Royal Bank of Canada, as its Agent, as attorney-in-fact

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

THUNDER BAY FUNDING, LLC
By: Royal Bank of Canada, as its Agent, as attorney-in-fact

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

MANAGING AGENT:

ROYAL BANK OF CANADA

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

By:	/s/ Roger Pellegrini
	Name:	Roger Pellegrini
	Title:	Authorized Signatory

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

ALTERNATE LENDER:

ROYAL BANK OF CANADA

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

By:	/s/ Roger Pellegrini
	Name:	Roger Pellegrini
	Title:	Authorized Signatory

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

Agreed and acknowledged

with respect to Section 3.05:

SLM CORPORATION

By:	/s/ Stephen O’Connell
Name: Stephen O’Connell
Title: Senior Vice President

SLM EDUCATION CREDIT FINANCE CORPORATION

By:	/s/ Mark Rein
Name: Mark Rein
Title: Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

Agreed and acknowledged

with respect to Section 3.10(a):

CO-VALUATION AGENTS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor by merger to BANC OF AMERICA SECURITIES LLC)

By:	/s/ Jeffrey Fricano
Name: Jeffrey Fricano
Title: Director

BARCLAYS BANK PLC

By:	/s/ Jeffrey Goldberg
Name: Jeffrey Goldberg
Title: Director

J.P. MORGAN SECURITIES LLC (formerly known as J.P. MORGAN SECURITIES INC.)

By:	/s/ Scott T. Cornelis
Name: Scott T. Cornelis
Title: Vice President

Signature Page to

Amendment No. 1 to

Note Purchase Agreement

(Town Center Funding I)

EXHIBIT A1

COMMITMENTS

Facility Group	Managing Agent[2]	Conduit Lender(s)			LIBOR Lender		Alternate Lender
		Name	Commitment		Name	Commitment	Name	Commitment

Bank of America Facility Group	Bank of America, N.A.	NONE		N/A	Bank of America, N.A.	$475,000,000.00	NONE	N/A

JPMorgan Facility Group	JPMorgan Chase Bank, N.A.	Chariot Funding LLC Falcon Asset Securitization Company LLC Jupiter Securitization Company LLC		NONE NONE NONE	NONE	N/A	JPMorgan Chase Bank, N.A.	$475,000,000.00

Barclays Facility Group	Barclays Bank plc	Sheffield Receivables Corporation Salisbury Receivables Company LLC	$ $	175,000,000.00 300,000,000.00	NONE	N/A	NONE	N/A

RBS Facility Group	The Royal Bank of Scotland plc	Amsterdam Funding Corporation Windmill Funding Corporation		NONE NONE	NONE	N/A	The Royal Bank of Scotland plc	$425,000,000.00

RBC Facility Group	Royal Bank of Canada	Old Line Funding, LLC Thunder Bay Funding, LLC		NONE NONE	NONE	N/A	Royal Bank of Canada	$275,000,000.00

Deutsche Bank Facility Group	Deutsche Bank AG, New York Branch	Gemini Securitization Corp., LLC		NONE	NONE	N/A	Deutsche Bank AG, New York Branch	$187,500,000.00

Credit Suisse Facility Group	Alpine Securitization Corporation	Alpine Securitization Corporation		NONE	NONE	N/A	Credit Suisse, New York Branch	$187,500,000.00

[1]	The Administrative Agent may amend, restate or otherwise revise this Exhibit A from time to time to reflect assignments made pursuant to this Agreement.
[2]

The Managing Agent for any Facility Group with more than one Conduit Lender may allocate Advances made by the Conduit Lenders, Alternate Lenders and LIBOR Lenders within its Facility Group in its discretion.